AUGUST 8, 2019

SUPPLEMENT TO

HARTFORD Domestic Equity FUNDS PROSPECTUS

DATED MARCH 1, 2019, as restated May 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Effective immediately, under the heading “The Hartford Dividend and Growth Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA*	Senior Managing Director and Equity Portfolio Manager	2000
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2006
Mark E. Vincent	Managing Director and Equity Research Analyst	2009
*	Edward P. Bousa, CFA announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund. Mr. Bousa’s portfolio management responsibilities will transition to Mr. Baker in the months leading up to his departure.

(2)	Effective immediately, under the heading “The Hartford Equity Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2003
Ian R. Link, CFA*	Senior Managing Director and Equity Portfolio Manager	2006
Adam H. Illfelder, CFA	Managing Director and Equity Portfolio Manager	2008
Matthew Hand, CFA	Managing Director and Equity Research Analyst	2004
*	Effective December 31, 2019, Ian R. Link, CFA will no longer serve as a portfolio manager for the Fund.

(3)	Effective immediately, under the heading “The Hartford Growth Opportunities Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Carmen’s name in the portfolio manager table:

*	Effective March 1, 2020, Michael T. Carmen, CFA will no longer serve as a portfolio manager for the Fund. Mr. Carmen’s portfolio management responsibilities will transition to Mr. Mortimer in the months leading up to his departure.

(4)	Effective immediately, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Dividend and Growth Fund,” the following information is added:

Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Ms. Kofman joined Wellington Management as an investment professional in 2006.

(5)	Effective immediately, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Equity Income Fund,” the following information is added:

Adam H. Illfelder, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.

Matthew Hand, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2004. Mr. Hand joined Wellington Management as an investment professional in 2004.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7485	August 2019